INVENTORIES	12 Months Ended
Dec. 31, 2025
Disclosure Of Inventories [Abstract]
INVENTORIES
NOTE 4. INVENTORIES

	12-31-2025	12-31-2024
Components of inventory	ThU.S.$	ThU.S.$
Raw materials	169,449	166,695
Production supplies	226,114	209,201
Work in progress	75,497	82,565
Finished goods	764,939	762,086
Spare parts	280,640	235,713
Total inventories	1,516,639	1,456,260

Inventories are subject to adjustments for obsolescence and are evaluated to ensure they are recorded at the lower between cost and net realizable value. As of December 31, 2025, inventories were reduced by ThU.S.$ 5,457 (increased by ThU.S.$ 16,414 as of December 31, 2024) as a result of write-downs to net realizable value. Such write-downs were recognized in cost of sales in both periods.

As of December 31, 2025, the amount of obsolescence provision and net realizable value is ThU.S.$ 84,217 (ThU.S.$ 107,003 as of December 31, 2024), as a consequence of the foregoing, a net increase of inventories was recognized of ThU.S.$ 22,786 (lower provision of ThU.S.$ 3,728 as of December 31, 2024).

For the year ended December 31, 2025, there were inventory write-offs of ThU.S.$ 6,050 (ThU.S.$ 2,200 and ThU.S.$ 3,614 for the years ended December 31, 2024 and 2023, respectively) which are presented in the consolidated statements of profit or loss within cost of sales.

As of the date of these consolidated financial statements, no inventories were pledged as security.